SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported):       April 26,2002
  (March 12, 2002)                                            ------------------
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                               CirTran Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State of Other Jurisdiction of Incorporation)


                  0-26059                                 68-0121636
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           (Commission File Number             (IRS Employer Identification No.)


  4125 South 6000 West, West Valley City, Utah               84128
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  (Address of Principal Executive Offices)                 (Zip Code)


                                  801.963.5112
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Item 4.  Changes in Registrant's Certifying Accountant.

On March 12, 2002, the registrant engaged Hansen, Barnett & Maxwell as its independent auditor following its dismissal, effective March 12, 2002, of Grant Thornton LLP ("Grant Thornton"). The registrant's Board of Directors approved the engagement of Hansen, Barnett & Maxwell and the dismissal of Grant Thornton.

Grant Thornton had served as the registrant's independent accountants since February 1999. Grant Thornton's auditors' report on the consolidated financial statements of the registrant and subsidiaries as of and for the years ended December 31, 1999 and 2000 contained a separate paragraph stating that the registrant had an accumulated deficit, had suffered losses from operations and had negative working capital that raised substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters were also described in Note B to such financial statements. The consolidated financial statements did not include any adjustments that might result from the outcome of this uncertainty.

The registrant's consolidated financial statements for the year ended December 31, 2000 were restated on September 15, 2001. The auditor's report for these restated financial statements contained a separate paragraph stating that "as discussed in Note Q to the financial statements, the 2000 financial statements have been restated to correct a previously reported overstatement of inventory and understatement of accounts payable and accrued liabilities." The description of the restated items and the amounts involved were set out in Note Q to these financial statements.

Except as noted above, Grant Thornton's report on the registrant's restated financial statements for the fiscal years ended December 31, 1999 and 2000 contained no adverse opinions or disclaimer of opinions, and were not qualified as to audit scope, accounting principles, or uncertainties.

As required by applicable rules of the Securities and Exchange Commission, the registrant notified Grant Thornton that, except as described below, during registrant's two most recent fiscal years and the interim period from January 1, 2002 through March 12, 2002, the registrant was unaware of any disputes between the registrant and Grant Thornton as to matters of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

Grant Thornton issued a letter to the registrant dated September 15, 2001, informing the registrant that Grant Thornton believed that material weaknesses existed with respect to the registrant's segregation of duties, the pervasive use of "suspense" accounts, inventory pricing and obsolescence, failure to record interest and depreciation expense, and to accrue penalties on past due payroll tax liabilities, and that these weaknesses resulted in significant audit adjustments and delayed the timely preparation of financial statements. After discussion of the above items, the registrant's management accepted Grant Thornton's recommended adjustments.


The registrant requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter received by the registrant from Grant Thornton with respect to the registrant's request, addressed to the Securities and Exchange Commission, is attached hereto as Exhibit 16.1.

Effective March 12, 2002, the registrant engaged Hansen, Barnett & Maxwell as its independent auditors with respect to the registrant's fiscal year ending December 31, 2001. During the registrant's most recent fiscal year and through March 12, 2002, the registrant had not consulted with Hansen, Barnett & Maxwell regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements, and neither a written report was provided to the registrant nor was oral advice provided that Hansen, Barnett & Maxwell concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements.  Not Applicable.
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         (b)      Pro Forma Financial Information.  Not Applicable.
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         (c)      Exhibits.
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                  16.1     Letter from Grant Thornton LLP, dated April 26, 2002.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CirTran Corporation


Date: April 26, 2002                     By: /s/  Iehab J. Hawatmeh
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                                                 Iehab J. Hawatmeh, President